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                               FIFTH THIRD FUNDS

                       Supplement dated October 22, 2001
   to the Advisor Share Prospectus, Institutional Share Prospectus, and the
          Statement of Additional Information, dated August 13, 2001

        This Supplement provides updated information regarding the Fifth Third Strategic Income Fund. Please keep this Supplement and read it together with the Prospectus.

        As of October 22, 2001, the Fifth Third/Maxus Income Fund has consolidated with the Fifth Third Strategic Income Fund. As a result, investors holding Fifth Third/Maxus Income Shares as of the close of business on October 19, 2001 became shareholders of Fifth Third Strategic Income Fund as of the beginning of the business day on October 22, 2001 and Fifth Third Strategic Income Fund opened for all other investors.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.